PREFERRED SHARES AND WARRANTS TO PREFERED SHARES	12 Months Ended
Dec. 31, 2020
Disclosure of preferred shares and warrants to prefered shares [abstract]
PREFERRED SHARES AND WARRANTS TO PREFERED SHARES
NOTE 7 - PREFERRED SHARES AND WARRANTS TO PREFERED SHARES:

As of December 31, 2020, and 2019, there were no preferred shares outstanding. The preferred shares converted into ordinary shares of the Company upon the closing of the Company’s initial public offering in July 2018.  See also note 10b.

1.
During 2014 through 2018, the Company entered into a Preferred Share Purchase Agreements (the Series A agreements) and its amendments with Centillion and certain shareholders (the “Investors”), the Company issued 10,222 preferred A shares and 2,554 warrants to purchase preferred A shares for an aggregate purchase price of approximately $5 million.

For accounting of purposes, the preferred shares and warrants to preferred shares were classified as a financial liability and measured at fair value through profit or loss at each balance sheet date up to July 2, 2018.

On July 2, 2018, following the Closing of the IPO, the Company’s 10,222 preferred A shares were automatically converted into 1,328,860 ordinary shares of the Company (after the share split). In addition, the 2,554 (before stock split) warrants to purchase preferred A shares were converted into 332,020 warrants to purchase ordinary shares of the Company. In addition, existing options to purchase Series A preferred shares and warrants to purchase Series A preferred shares, granted to certain holders of our Series A preferred shares that were exercisable upon the closing of the IPO, were automatically converted into options to purchase 387,530 ordinary shares of the Company and into warrants to purchase 85,931 ordinary shares of the Company.

2.
In 2017, the Company entered into a Series B preferred share purchase agreement (the “Preferred B Financing”), with certain investors, including D.N.A and Centillion (together, the “Investors”). Pursuant to the terms of the agreement, the Company issued 14,283 Series B preferred shares for an aggregate purchase price of $12.1 million, net of issuance costs. The Company also issued to a broker dealer, a warrant to purchase 526 Series B preferred shares, at a price of $908.78 per share and recorded additional issuance costs of $198 thousand.

The Preferred B Financing constitutes a Triggering Event as defined in the 2016 Convertible Loan and as a result, the entire loan amount under the 2016 Convertible Loan, together with accrued interest in the amount of $9.0 million, was automatically converted into 13,229 Series B-1 preferred shares at a price per share of $681.585 and the warrants issued became warrants to purchase Series B preferred shares at an exercise price of $908.78. The rights of the Series B-1 preferred shares are identical in all respects (other than the price per share) to the Series B preferred shares.

On July 2, 2018, following the Closing of the IPO as described in note 10b, the Company series B preferred shares and series B-1 preferred shares were automatically converted into 1,856,790 and 1,719,770, Ordinary Shares of the Company, respectively (after the share split).In addition, warrants to purchase Series B preferred shares and warrants to purchase Series B-1 preferred shares were automatically converted into 756,340 and 467,220 warrants, respectively, to purchase Ordinary Shares of the Company. See also note 10b.